z INVESTOR PRESENTATION Data as of December 31, 2021 - Unless otherwise noted.

Forward-Looking Statements This presentation may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. In addition, management’s 2022 Outlook contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, and other current and periodic reports, which have been or will be filed with the Securities and Exchange Commission and are or will be available in the Investor Relations section of the Corporation’s website (www.fultonbank.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

Deep Executive Bench With Continuity; Compelling Markets and Opportunities 3 (1) Includes years of service in public accounting and investment banking as a financial services industry specialist. (2) Includes years of service in public accounting as a financial services industry specialist. Name Position Years at Fulton Years in Financial Services Prior Experience Phil Wenger Chairman/CEO 43 43 Various roles since joining in 1979 Curt Myers President/COO 32 32 Various roles since joining in 1990 Mark McCollom (1) Chief Financial Officer 4 35 PwC, Banking and Investment Banking; Joined Fulton in November 2017 Angela Snyder Chief Banking Officer 20 37 Various roles since joining in 2002 Meg Mueller Head of Commercial Banking 26 36 Various roles since joining in 1996 Angie Sargent Chief Information Officer 30 30 Various roles since joining in 1992 Betsy Chivinski (2) Chief Risk Officer 28 40 Various roles since joining in 1994 ▪ Valuable Franchise in Attractive Markets ▪ Relationship Banking Strategy Focused on the Customer Experience ▪ Granular, Well-Diversified Loan Portfolio ▪ Fee Income Generating Products and Business Lines ▪ Attractive Low-Cost Core Deposit Profile ▪ Prudent Expense Management with Opportunities to Further Improve ▪ Continued Progress in Digital Transformation ▪ Strong and Diverse Liquidity Position ▪ Solid Asset Quality and Reserves ▪ Strong Capital Position

4 (1) As of December 31, 2021 (2) Data as of June 30, 2021 per S&P Global Market Intelligence ; Map includes Fulton Financial counties with a financial center and/or a loan production office (“LPO”), and incorporated cities in MD and VA with a financial center and/or LPO and removes online only bank deposits. Market excludes money center banks. (3) Shares outstanding and closing price as of January 25, 2022 (4) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. A Valuable Franchise, Well Positioned with Strong Liquidity, Solid Capital and Disciplined Credit Culture ▪ $25.8 billion in assets, ~200 financial centers, 3,200 team members operating in a customer dense Mid-Atlantic Market(1) ▪ Diversified loan portfolio in size, geography, type, industry and customer profile o Over 15,000 businesses called on Fulton for $2.7 billion of Paycheck Protection Program (“PPP”) loans ▪ Opportunity to meaningfully grow our market share(2) o ~15.7% deposit market share across the 16 counties where we have a top 5 deposit market share; Represents 60% of our total deposits o ~1.0% deposit market share across the 31 counties where we do not have a top 5 deposit market share; Represents 40% of our total deposits ▪ Market capitalization of ~ $2.9 billion(3) , solid dividend yield and a track record of growing dividends ▪ Steady increase in shareholder value with a 5-year Compound Average Growth Rate in tangible book value per share of 6.23%(4)

Strong Position In Attractive & Stable Markets 5 Note: Data as of June 30, 2021 per S&P Global Market Intelligence; FDIC Summary of Deposits. (1) Median HH Income, 2021 – 2026 Projected Population Change and Projected HH Income Change are weighted by deposits in each MSA. Fulton Financial Corporation (2021) Markets by MSA (2021) Metropolitan Statistical Area (MSA) Market Rank Branches # Total Deposits ($000) Total Deposit Market Share (%) Branches # Total Deposits ($000) Median Household Income ($) 5 yr Cumulative Projected Household Income Growth 5 yr Cumulative Projected Population Growth Lancaster, PA 1 20 4,446,137 27.80 165 15,993,009 72,498 12.81% 1.7% Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 15 52 4,420,356 0.73 1,545 607,290,269 75,304 9.40% 1.0% Allentown-Bethlehem-Easton, PA-NJ 4 18 1,943,293 8.65 214 22,469,406 70,959 9.11% 1.1% New York-Newark-Jersey City, NY-NJ-PA 101 20 1,684,261 0.05 4,721 3,090,015,684 86,466 11.67% 0.2% Baltimore-Columbia-Towson, MD 10 11 1,395,067 1.34 600 104,143,097 87,338 9.81% 1.4% York-Hanover, PA 3 10 1,324,035 12.76 112 10,374,516 71,345 11.31% 1.3% Lebanon, PA 1 7 1,072,082 36.73 35 2,918,553 66,546 9.86% 2.3% Harrisburg-Carlisle, PA 6 9 1,066,932 5.22 156 20,422,846 69,945 8.66% 2.0% Reading, PA 6 7 969,566 4.98 104 19,471,439 69,121 10.04% 1.0% Hagerstown-Martinsburg, MD-WV 2 8 664,385 12.31 76 5,398,587 64,941 8.53% 2.8% Top 10 Fulton Financial Corporation MSAs (1) 162 18,986,114 0.49 7,728 3,898,497,406 71,152 11.23% 0.37% Total Franchise 207 21,869,522 0.48 4,561,955,721 69,121 10.77% 0.84% Nationwide 67,761 9.01% 2.91%

Extending Footprint Into Fast-Growing Urban Markets 6 ▪ Philadelphia is a natural fill-in opportunity within our current footprint o Opened 3 financial centers in 2019 o 1 financial center targeted to open in 1Q22 and 1 financial center targeted to open in 1Q23 ▪ Philadelphia Market: o The top 5 banks have ~80% of the deposit market share o Presents a tremendous growth opportunity for Fulton ▪ Health Care, Technology and Professional Services are major economic forces, which are target business segments for Fulton ▪ Baltimore is another targeted area for growth o Opened 1 financial center and 1 LPO in 2019; 1 financial center in 2020; and 1 financial center in 4Q21 o 1 financial center targeted to open in 1Q22 Note: Deposit data as of June 30, 2021 per S&P Global Market Intelligence (excludes non-retail deposits and closed/proposed branches); FDIC Summary of Deposits Commentary Philadelphia, PA County Deposit Market Share - Top 20 Deposit Rank 2021 Parent Company Name Number of Branches Total Deposits In Market ($000) Total Deposit Market Share(%) 1 The PNC Financial Services Group, Inc. (PA) 35 14,102,622 19.87 2 Bank of America Corporation (NC) 18 13,569,967 19.12 3 Wells Fargo & Company (CA) 33 11,920,510 16.80 4 Citizens Financial Group, Inc. (RI) 45 8,582,799 12.10 5 Banco Santander, S.A. 16 8,369,077 11.79 6 The Toronto-Dominion Bank 20 4,986,512 7.03 7 WSFS Financial Corporation (DE) 17 1,809,473 2.55 8 M&T Bank Corporation (NY) 5 1,402,659 1.98 9 Firstrust Savings Bank (PA) 5 1,132,786 1.60 10 Republic First Bancorp, Inc. (PA) 7 912,046 1.29 11 Truist Financial Corporation (NC) 9 864,596 1.22 12 Prudential Bancorp, Inc. (PA) 8 652,324 0.92 13 JPMorgan Chase & Co. (NY) 15 544,021 0.77 14 Univest Financial Corporation (PA) 6 482,077 0.68 15 Asian Financial Corporation (PA) 2 221,154 0.31 16 United Savings Bank (PA) 3 200,805 0.28 17 S&T Bancorp, Inc. (PA) 2 162,163 0.23 18 Parke Bancorp, Inc. (NJ) 2 155,585 0.22 19 Hyperion Bancshares, Inc. (PA) 1 143,365 0.20 20 William Penn Bancorporation (PA) 2 128,957 0.18 21 Fulton Financial Corporation (PA) 3 93,178 0.13 All Others 21 521,813 0.73 Total - Philadelphia County 275 70,958,489 100.00

7 Customer & Community Strategic Initiatives Support Our Relationship Banking Strategy S IM P L IF Y O N T H E IN S ID E D IF F E R E N T IA T E O N T H E O U T S ID E E X E C U T E W IT H E X C E L L E N C E R IS K & C O M P L IA N C E O P E R A T IO N A L E X C E L L E N C E Strategic Filter Outcomes Purpose G R O W T H T A L E N T S T R A T E G Y & T E C H N O L O G Y S T R A T E G Y We Change Lives for the Better OPERATIONAL EXCELLENCE • Advancing business line structure and charter consolidation. • Focus on consistency and effectiveness across all operations areas through enterprise process design, improvement and automation (workflow, RPA, AI). • Developing an enterprise technology strategy including defining the future state platform and execution roadmap. GROWTH STRATEGIES • Investing in talent for growth in targeted markets and businesses. • Investing in digital capabilities to enable Fulton to incrementally acquire new relationships and cross-sell existing clients and leverage customer intelligence capabilities. • Differentiating Fulton in serving all segments of communities through execution and expansion of Fulton Forward®. • Implementing new branch formats/designs. EFFECTIVE RISK MANAGEMENT AND COMPLIANCE • Sustaining risk management, compliance and systems to ensure stakeholder expectations are met. • Implementing technology enhancements to limit manual controls and enable on-going monitoring.

Fulton Has Made Significant Investments To Enhance Its Digital Capabilities 8 Purchase ▪ Streamlines commercial underwriting process to condense timeline from application to close ▪ Integrates with CRM platform to streamline processes and keep customers more informed ▪ Best-in-class online platform for customers to track, manage, and grow their business ▪ Integrates easily with other platforms such as QuickBooks® New Website 2019 Commercial Loan Origination System 2017 Commercial Online Banking Platform ▪ Cloud-based loan origination system with a network of integrated partners ▪ Provides an enhanced customer experience with the right blend of human interaction and mobile technology 2020 Mortgage Loan Origination System

Optimizing Our Financial Center Network 9 Optimizing our financial center network has: ▪ Moved us towards multiple financial center types vs. a one-size-fits-all model ▪ Given us greater ability to re-invest in people & digital transactions ▪ Oriented the financial center as a primary touchpoint enabling higher- value activities geared towards advice and sales ▪ Created greater focus on customer experience in the financial centers ▪ Consolidated 64 financial centers and upgraded 56 financial centers to the new format since 2014

Granular, Well-Diversified Loan Portfolio 10 $6.2 $6.3 $6.5 $6.9 $7.1 $4.2 $4.3 $4.5 $5.5 $5.1 $1.6 $1.5 $1.4 $1.3 $1.1$1.8 $2.1 $2.4 $2.9 $3.5 $0.9 $1.0 $0.9 $1.0 $1.1 $0.5 $0.6 $0.7 $0.7 $0.7 4.07% 4.38% 4.55% 3.63% 3.46% 3.00% 3.50% 4.00% 4.50% 5.00% $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 2017 2018 2019 2020 2021 Comm'l Mtg Comm'l Home Equity Res Mtg Construction Consumer/Other FTE loan yield (1) $16.4 A ve ra ge L o an P o rt fo lio B al an ce s To tal Lo an P o rtfo lio Yield (1) $15.2 $15.8 $18.3 $18.6 ($ IN BILLIONS) Note: Loan portfolio composition is based on average balances for the years ended December 31, 2017 to 2021. (1) Presented on a fully-taxable equivalent (“FTE”) basis using a 21% and 35% federal tax rate and statutory interest expense d isallowances in the 2018 through 2021 periods and the 2017 period, respectively . ▪ Average Loans for 2021 are up 2.0% compared to the average for 2020 and up 13.4% compared to 2019 average loans ▪ Excluding PPP loans, average loans in 2021 are up 2.9% compared to 2020 average loans ▪ Since 2Q 2020, following reductions in the federal funds target rate, loan yields have declined modestly

Attractive Core Deposit Profile 11 ▪ Accelerated growth in core deposits, particularly noninterest-bearing deposits ▪ Cost of deposits at historically low levels ▪ Excess liquidity provides the ability to manage deposit costs in a rising rate environment $2.7 $2.7 $2.9 $2.5 $1.9 $4.4 $4.3 $4.2 $5.7 $7.2 $3.8 $4.0 $4.4 $5.3 $6.0$3.0 $3.1 $3.6 $3.9 $4.2 $1.4 $1.5 $1.5 $1.7 $2.1 $- $0.1 $0.2 $ 0.37% 0.55% 0.79% 0.36% 0.14% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% $- $4.0 $8.0 $12.0 $16.0 $20.0 $24.0 2017 2018 2019 2020 2021 Time Non-Int DDA Int DDA Money Mkt Savings Brokered Deposits Costs (1) $16.8 A ve ra ge D ep o si t B al an ce s D ep o sit C o sts (1) $15.3 $15.7 $19.4 $21.7 ($ IN BILLIONS) Note: Deposit composition is based on average balances for the years ended December 31, 2017 to 2021. Average brokered deposits were $49 million for 2017, $122 million for 2018, $245 million for 2019, $311 million for 2020 and $287 million for 2021. Core Deposits equal total deposits less brokered and time deposits. (1) Deposit costs calculated by dividing interest expense on interest-bearing deposits by total average deposits.

12 Solid Asset Quality And Reserves Commentary Non-Performing Loans (NPLs) & Allowance/Loans ($ IN MILLIONS) N o n -P er fo rm in g Lo an s $134.8 $139.7 $141.2 $147.1 $152.1 1.12% 1.05% 0.97% 1.47% 1.36% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% $0.0 $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 $175.0 2017 2018 2019 2020 2021 NPLs Allowance/Loans ▪ Growth in allowance for credit losses in 2020 reflected impact of COVID-19 and adoption of CECL(1) ▪ We are mindful of the economic cycle, including considerations for COVID-19, and continue to assess and analyze the loan portfolio for signs of weakness or stress (1) Effective January 1, 2020, Fulton adopted Accounting Standards Update 2016-13, “Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments,” referred to as the current expected credit loss model (“CECL”). This accounting standard requires that credit losses for financial assets and off-balance-sheet ("OBS") credit exposures be measured based on expected credit losses, rather than on incurred credit losses as in prior periods.

Prudent Expense Management With Opportunities To Realize Efficiencies 13 ~ $730 million ~ $610 million ▪ Low-rate environment and continued buildout of our compliance, risk and technology infrastructures were the primary drivers of an elevated efficiency ratio in 2015 ▪ Positive operating leverage trend from 2016 through 2021, with a generally improving efficiency ratio o Consolidated 64 financial centers and upgraded 56 financial centers to the new format since 2014(1) o 2021 reflects the impact of the previously announced cost saving initiatives focused on financial center optimization, efficient delivery systems, reallocation of management responsibilities, and streamlining of functions. The costs associated with these initiatives were recognized primarily in 2020 ▪ Our efficiency ratio (FTE) was 65.7%(2) in 2020. Excluding $16.2 million of expenses related to cost saving initiatives, it was 63.8%. ▪ For 2021, our efficiency ratio was 63.1%(2) 58.0% 60.0% 62.0% 64.0% 66.0% 68.0% 70.0% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y Commentary Efficiency Ratio (FTE) Non-Interest Expenses / Average Assets (1) As of December 31, 2021. (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (3) Non-interest expense excludes $21 million in prepayment penalty of FHLB advances, $11 million of costs associated with tender offer to purchases subordinated and senior note debt, and the amortization of tax credit investments and intangible assets.

14 Strong Capital Position ▪ Dividend increased from $0.13 to $0.14 in the first quarter of 2021. Special dividend of $0.08 per share declared in Q4 2021, an increase of $0.04 compared to 2020. ▪ Raised $375 million of tier-2 qualifying subordinated debt in Q1 2020 and $200 million in tier-1 qualifying non-cumulative perpetual preferred stock in Q4 2020 ▪ In March 2021, completed cash tender offer for $75 million of 4.50% subordinated debt and $60 million of 3.60% senior notes ▪ During 2021, repurchased approximately 2.8 million shares utilizing approximately 59% of the $75 million outstanding authorization 8.6% 9.9% 10.9% 14.1% $916 $594 $485 $728 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Tier 1 Leverage CE Tier 1 Tier 1 Risk Based Total Risk-Based Regulatory Minimums Excess(2) CAPITAL RATIOS(1)COMMENTARY 1) Preliminary regulatory capital ratios as of December 31, 2021. 2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well-capitalized minimum. Dollars are in millions. ($ in millions)

RECENT FINANCIAL PERFORMANCE & HIGHLIGHTS

(1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) ROE is return on average shareholders’ equity determined by dividing net income for the period indicated by average shareholders’ equity, annualized. (3) Non-GAAP financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. Income Statement Summary 16

Net Interest Income And Margin 17 NET INTEREST INCOME & NET INTEREST MARGIN(1) ~ $730 million ~ $610 million ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS) AVERAGE INTEREST-EARNING ASSETS & YIELDS AVERAGE LIABILITIES & COST OF FUNDS (1) Using a 21% federal tax rate and statutory interest expense disallowances.

Asset Quality 18 NON-PERFORMING LOANS (NPLS) & NPLS TO LOANS NET CHARGE-OFFS (NCOS) AND NCOS TO AVERAGE LOANS PROVISION FOR CREDIT LOSSES ALLOWANCE FOR CREDIT LOSSES (ALLOWANCE)(1) TO NPLS & LOANS ($ IN MILLIONS) (1) The allowance for credit losses (“ACL”) relates specifically to "Loans, net of unearned income" and does not include the ACL related to off-balance-sheet credit exposures. The company adopted ASU 2016-13 (CECL), effective January 1, 2020. (2) Non-GAAP financial measure. Please refer to the calculation and management's reasons for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.

19 Non-Interest Income(1) (1) Excludes investment securities gains.

20 Non-interest Expense

2022 Outlook 21 (1) Excluding investment securities gains.

APPENDIX

Non-GAAP Reconciliation 23 Note: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Dec 31 Sep 30 Dec 31 2020 2021 2021 Return on average common shareholders' equity (tangible) Net income avai lable to common shareholders $48,690 $73,021 $59,325 Plus : Intangible amortization, net of tax 104 118 114 Net income avai lable to common shareholder's (numerator) 48,794 73,139 59,439 Average shareholders ' equity $2,544,866 $2,722,833 $2,713,198 Less : Average preferred s tock (127,639) (192,878) (192,878) Less : Average goodwi l l and intangible assets (535,474) (536,772) (536,638) Average tangible common shareholders ' equity (denominator) $1,881,753 $1,993,183 $1,983,682 Return on average common shareholders ' equity (tangible), annual ized 10.32% 14.56% 11.89% Three Months Ended (dollars in thousands)

Non-GAAP Reconciliation 24 $ in (thousands) 2015 2016 2017 2018 2019 2020 2021 Efficiency ratio Non-interest expense $480,160 $489,519 $525,579 $546,104 $567,736 $579,440 $617,830 Less : Amortization of tax credit investments - - (11,028) (11,449) (6,021) (6,126) (6,187) Less : Intangible Amortization (247) - - - (1,427) (529) (589) Less : Loss on redemption of trust preferred securi ties (5,626) - - - - - - Less : Debt extinguishment costs - - - - (4,326) (2,878) (33,249) Non-interest expense (numerator) $474,287 $489,519 $514,551 $534,655 $555,962 $569,907 $577,805 Net interest income (ful ly taxable-equiva lent) $518,464 $541,271 $598,565 $642,577 $661,356 $641,509 $676,026 Plus : Total Non-interest income 181,839 190,178 207,974 195,525 216,160 229,388 273,745 Less : Investment securi ties ga ins (9,066) (2,550) (9,071) (37) (4,733) (3,053) (33,516) Net interest income (denominator) 691,237$ 728,899$ 797,468$ 838,065$ 872,783$ 867,844$ 916,255$ Efficiency ratio 68.6% 67.2% 64.5% 63.8% 63.7% 65.7% 63.1% Excluding Cost Saving Initiatives Expenses: Year Ended 2020 Efficiency ratio Non-interest expense (numerator) $569,907 Less : cost saving ini tiatives expenses (16,200) Non-interest expense excluding cost saving ini tiatives expenses (numerator) $553,707 Net interest income (denominator) $867,844 Efficiency ratio excluding cost saving ini tiatives expenses 63.8% Years Ended

Non-GAAP Reconciliation 25 $ in (thousands) Dec Sep Dec 2020 2021 2021 Efficiency ratio Non-interest expense $154,738 $144,596 $154,019 Less : Amortization of tax credit investments (1,532) (1,546) (1,547) Less : Intangible Amortization (132) (150) (146) Less : 2020 cost savings ini tiatives (15,400) - - Less : Debt extinguishment costs - - (674) Non-interest expense (numerator) $137,674 $142,900 $151,652 Net interest income (ful ly taxable-equiva lent) $164,578 $174,384 $168,797 Plus : Total Non-interest income 55,574 62,577 63,881 Less : Investment securi ties ga ins - - (5) Net interest income (denominator) 220,152$ 236,961$ 232,673$ Efficiency ratio 62.5% 60.3% 65.2% Three Months Ended

Non-GAAP Reconciliation 26 $ in (thousands) Dec 31 Dec 31 Dec 31 Dec 31 Dec 31 Dec 31 2016 2017 2018 2019 2020 2021 Tangible book value per share Shareholders ' equity $2,121,115 $2,229,857 $2,247,573 $2,348,474 $2,616,828 $2,712,680 Less : Goodwi l l and intangible assets (531,556) (531,556) (531,556) (535,303) (536,659) (538,053) Less : Preferred s tock - - - - (192,878) (192,878) Tangible common shareholders ' equity (numerator) $1,589,559 $1,698,301 $1,716,017 $1,813,171 $1,887,291 $1,981,749 Share oustanding, end of period (denominator) 174,040 175,170 170,184 164,218 162,350 160,490 Tangible book va lue per share $9.13 $9.70 $10.08 $11.04 $11.62 $12.35 Year Ended

Non-GAAP Reconciliation 27 $ in (thousands) Dec 31 Mar 31 Jun 30 Sep 30 Dec 31 2020 2021 2021 2021 2021 Asset Quality, excluding PPP ACL - Loans (numerator) $277,567 $265,986 $255,032 $256,727 $249,001 Loans , net of unearned income $18,900,820 $18,990,986 $18,586,756 $18,269,407 $18,325,350 Less : PPP Loans (1,581,712) (1,688,394) (1,114,401) (590,447) (301,253) Total adjusted loans (denominator) $17,319,108 $17,302,592 $17,472,355 $17,678,960 $18,024,097 ACL - loans to total adjusted loans 1.60% 1.54% 1.46% 1.45% 1.38% Three Months Ended

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